SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                February 19, 1996



                             CUC INTERNATIONAL INC.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)


    DELAWARE                    0-12721                     06-0918165
    --------                    -------                     ----------
(State or Other                (Commission                (I.R.S. Employer
Jurisdiction                   File Number)            Identification No.)
of Incorporation)


                 707 SUMMER STREET, STAMFORD, CONNECTICUT 06901
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (203) 324-9261
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

               On February 19, 1996, CUC International Inc. (the "Company") and its wholly-owned subsidiary, Stealth Acquisition II Corp. ("Davidson Merger Sub"), entered into an Agreement and Plan of Merger with Davidson & Associates, Inc. ("Davidson") pursuant to which the Company, Davidson Merger Sub and Davidson shall consummate a merger (the "Davidson Merger") in which Davidson Merger Sub shall be merged with and into Davidson. In the Davidson Merger, each share of common stock, par value $0.00025 per share, of Davidson issued and outstanding immediately prior to the effective time of the Davidson Merger shall by virtue of the Davidson Merger be converted into 0.85 of a share of common stock, par value $0.01 per share, of the Company. Consummation of the Davidson Merger is subject to certain customary closing conditions, including the expiration of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the approval of the holders of common stock of Davidson.

               On February 19, 1996, the Company and its wholly-owned subsidiary, Larry Acquisition Corp. ("Sierra Merger Sub"), entered into an Agreement and Plan of Merger with Sierra On-Line, Inc. ("Sierra") pursuant to which the Company, Sierra Merger Sub and Sierra shall consummate a merger (the "Sierra Merger") in which Sierra Merger Sub shall be merged with and into Sierra. In the Sierra Merger, each share of common stock, par value $0.01 per share, of Sierra issued and outstanding immediately prior to the effective time of the Sierra Merger shall by virtue of the Sierra Merger be converted into
1.225 shares of common stock, par value $0.01 per share, of the Company. Consummation of the Sierra Merger is subject to certain customary closing conditions, including the expiration of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the approval of the holders of common stock of Sierra.

               Neither transaction is contingent upon the consummation of the other transaction.

               The information set forth in the press release attached hereto as
Exhibit 99 is incorporated herein by reference.


ITEM 7.  EXHIBITS

               (c)    Exhibits

               99 Press Release issued by CUC International Inc. on February 20, 1996.

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CUC INTERNATIONAL INC.



                                By:    /s/ E. Kirk Shelton
                                    --------------------------------
                                       Name:  E. Kirk Shelton
                                       Title: President and Chief
                                              Operating Officer

Dated:  February 21, 1996

                                  EXHIBIT INDEX


Exhibit No.                                                           Page No.
-----------                                                           --------

99                    Press Release issued by                              5
                      CUC International Inc.
                      on February 20, 1996.